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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2019

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 165 Broadway New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2019, Investment Technology Group, Inc. (the “Company”) and its wholly owned subsidiary, ITG Inc. (“ITG Inc.”), amended (the “First Amendment”) their existing credit agreement, dated January 26, 2018 (the “Credit Agreement”), by and among ITG Inc., as borrower, the Company, as guarantor, and a syndicate of banks, including JPMorgan Chase Bank, N.A., as Administrative Agent, and Bank of America, N.A. and Bank of Montreal as Syndication Agents. The First Amendment extended the maturity date of the Credit Agreement from January 25, 2019 to March 31, 2019 (the “Termination Date”) to maintain financing availability under the Credit Agreement until the expected closing of the previously announced acquisition of the Company by Virtu Financial, Inc. (“Virtu”).  Subject to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 6, 2018, by and among the Company, Virtu and Impala Merger Sub, Inc., a wholly owned subsidiary of Virtu (“Merger Sub”), Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity. The Merger is expected to close during the first quarter of 2019 after the receipt of all required regulatory approvals and the satisfaction of other customary closing conditions.  If the Merger has not closed by the Termination Date, the financial lending institutions subject to the Credit Agreement may not be willing to extend the maturity date or the Company and ITG Inc. may not be able to enter into a new credit agreement on similar terms.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The First Amendment is attached to this Form 8-K to provide security holders with information regarding its terms. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The representations, warranties and covenants of each party as set forth in the Credit Agreement and the First Amendment were made only for purposes of those agreements and as of specific dates, are solely for the benefit of the parties to the Credit Agreement and the First Amendment, may be subject to limitations, qualifications and exceptions agreed upon or to be agreed upon by the parties (including being qualified by confidential disclosures), and may have been made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Credit Agreement and First Amendment, which subsequent information may or may not be fully reflected in public disclosures by the Company or ITG Inc.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 1.01 above and is incorporated herein by reference.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K may contain “forward-looking” statements that reflect management’s expectations for the future.  In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “trend,” “potential” or “continue” and the negative of these terms and other comparable terminology.  A variety of important factors could cause results to differ materially from such statements.

Factors relating to the Merger include, but are not limited to, the completion of the Merger in a timely manner or at all, obtaining required governmental approvals of the Merger on the terms expected or on the anticipated schedule, the parties to the Merger Agreement failing to satisfy other conditions to the completion of the Merger, or failing to meet expectations regarding the timing and completion of the Merger, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally, risks that the proposed Merger disrupts current operations of the Company and potential difficulties in employee retention as a result of the Merger, risks related to diverting management’s attention from the Company’s ongoing business operations, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger, and the amount of the costs, fees, expenses and other charges related to the Merger.

Certain additional factors are noted throughout ITG’s 2017 Annual Report on Form 10-K, and its Form 10-Qs (as amended, if applicable) and include, but are not limited to, general economic, business, credit, political and financial market conditions, both internationally and domestically, financial market volatility, fluctuations in market trading volumes, effects of inflation, adverse changes or volatility in interest rates, fluctuations in foreign exchange rates, evolving industry regulations and increased regulatory scrutiny, the outcome of contingencies such as legal proceedings or governmental or regulatory investigations and customer or shareholder reaction to, or further proceedings or sanctions based on, such matters, the volatility of the Company’s stock price, changes in tax policy or accounting rules, the ability of the Company to utilize its loss and tax credit carryforwards, the actions of both current and potential new competitors, changes in commission pricing, rapid changes in technology, errors or malfunctions in the Company’s systems or technology, operational risks related to misconduct or errors by the Company’s employees or entities with which it does business, cash flows into or redemptions from equity mutual funds, ability to meet the capital and liquidity requirements of the Company’s securities business and the related clearing of its customers’ trades, customer trading patterns, the success of the Company’s products and service offerings, the Company’s ability to continue to innovate and meet the demands of its customers for new or enhanced products, the Company’s ability to protect its intellectual property, the Company’s ability to execute on strategic initiatives or transactions, the Company’s ability to attract and retain talented employees, and the Company’s ability to pay dividends or repurchase its common stock in the future.

The forward-looking statements included herein represent ITG’s views as of the date of this communication.  ITG undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1                        First Amendment to the Credit Agreement, dated January 25, 2019, by and among ITG Inc., Investment Technology Group, Inc., the several banks and other financial institutions or entities from time to time parties thereto as lenders, Bank of America, N.A. and Bank of Montreal, as syndication agents, and JPMorgan Chase Bank, N.A. as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Date: January 30, 2019	By:	/s/ Steven R. Vigliotti
Steven R. Vigliotti
Chief Financial Officer and Chief Administrative Officer and Duly Authorized Signatory of Registrant